EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of nFinanSe Inc. (the “Company”) on Form 10-K for the period ended January 1, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jerry R. Welch, in my capacity as Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jerry R. Welch
Date: March 31, 2011	Jerry R. Welch Chief Executive Officer and Director